                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                              (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[_]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-
     11(c) or (S)240.14a-12

                      CBT GROUP PUBLIC LIMITED COMPANY
              (Name of Registrant as Specified In Its Charter)


                                     N/A
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

Notes:

                           [LETTERHEAD OF CBT GROUP]

                                                                   19th May 1999

                         TO THE ORDINARY SHAREHOLDERS

Dear Shareholder,

You will recently have received materials relating to the convening of an Annual General Meeting of CBT Group PLC to be held at the Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland on Friday, June 4, 1999 at 11:00 a.m.

The proxy card enclosed with those materials was the proxy card intended for use by the registered owners of CBT's American Depositary Receipts ("ADR's") and not the Ordinary Shareholders. Accordingly, please ignore the proxy card previously supplied. The correct proxy card is enclosed with this letter.

The enclosed proxy card should be used in substitution for the proxy card previously supplied and should be returned to the Company's Registrars in the reply paid envelope provided by the Company's Registrars and which accompanied the materials previously sent to you.

In view of the fact that the incorrect proxy card was sent to the Ordinary Shareholders the Annual General Meeting must now be convened on short notice. Accordingly, you will also find enclosed with this letter a form of Consent to the convening of the Annual General Meeting on short notice.

I would be most obliged if you would sign and return to me as soon as possible the enclosed form of Consent to Short Notice.

The error made relates only to the proxy card sent to the Company's Ordinary Shareholders; the correct proxy card was timely sent to the registered owners of CBT's ADR's. Accordingly, this letter is being sent only to the Company's Ordinary Shareholders and not to the owners of the Company's ADR's. The Company has only 15 ordinary shareholders, 6 of whom are US resident, 1 of whom is resident in Canada and 1 of whom is resident in the Isle of Man. All of the other Ordinary Shareholders are Irish residents.

On behalf of the Company I apologise for this error and for any inconvenience caused and thank you in advance for your co-operation in executing and returning the form of Consent to Short Notice.

Yours faithfully,

/s/ Jennifer Caldwell
------------------------
JENNIFER CALDWELL
COMPANY SECRETARY

              CBT GROUP PUBLIC LIMITED COMPANY (the "Company")
              ------------------------------------------------

                           CONSENT TO SHORT NOTICE

I, the undersigned, being a member of the Company entitled to receive notice of and to attend and vote at the Meeting specified in the Notice of Meeting attached hereto, HEREBY pursuant to section 133(3) of the Companies Act, 1963
                 ------
consent to the holding of such Meeting on the date and at the time specified in such Notice and to the passing thereat of the Resolutions referred to in the said Notice notwithstanding that less than the statutory notice of such Meeting and of the proposal of the Resolutions has been given.


Dated this     day of              1999




___________________________
[NAME OF SHAREHOLDER]

                         CBT PUBLIC LIMITED COMPANY

                      NOTICE OF ANNUAL GENERAL MEETING

     Notice is Hereby Given that the ANNUAL GENERAL MEETING of Shareholders of CBT Group Public Limited Company, a corporation organized under the laws of the Republic of Ireland (the "Company"), will be held at Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland on Friday, June 4, 1999 at 11:00 a.m. (the "Meeting") for the purpose of transacting the following business:

                              ORDINARY BUSINESS

1. By separate resolutions to re-elect as Directors the following persons who retire by rotation and, being eligible, offer themselves for re-election in accordance with the Company's Articles of Association.

    (A)  Mr. Gregory M. Priest; and

    (B)  Mr. John P. Hayes

2. To elect as a director Mr. James S. Krzywicki who was appointed during the year.

3. To receive and consider the Report of the Directors and the Consolidated Financial Statements of the Company for the year ended December 31, 1998 and the Auditors' Report to the Members.

4. To authorize the Directors to fix the remuneration of the Company's auditors for the year ending December 31, 1999.

                              SPECIAL BUSINESS

     To consider and if thought fit, to pass the following resolution which will be proposed as an ordinary resolution:

5. That the Company's Employee Share Purchase Plan (the "ESPP") be and it is hereby amended to increase the total number of shares reserved for issuance thereunder by 1,000,000 ordinary shares of IR9.375p each and that the directors of the Company be and they are hereby authorized to do such acts and things as they may consider necessary or expedient to establish and carry into effect the increase in the number of shares available under the ESPP.

     To conduct any other ordinary business of the Company as may properly come before the Meeting.

                                            By Order of the Board

                                            /s/ Jennifer M. Caldwell
                                            ------------------------
                                            Jennifer M. Caldwell
                                            Secretary

May 6, 1999

Registered Office:

Belfield Office Park
Clonskeagh
Dublin 4, Ireland

NOTES:

1. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. You are urged to read the Proxy Statement carefully.

2. Those persons whose names appear in the Register of Members of the Company ("Members") on the date materials are dispatched to shareholders are entitled to receive notice of the Meeting or any adjournment thereof. In addition, Members on the date of the Meeting are entitled to attend and vote at the Meeting.

3. The Company, at the request of The Bank of New York, as Depositary for the Ordinary Shares underlying and represented by the American Depositary Shares ("ADSs"), has set April 9, 1999 as the Record Date for the determination of those holders of American Depositary Receipts representing such ADSs (collectively, the "ADS Holders") entitled to give instructions for the exercise of voting rights at the Meeting or any adjournment thereof. ADS Holders may not vote at the Meeting; however, the Depositary has the right to vote all of the Ordinary Shares represented by ADSs, subject to certain limitations. Voting of the ADSs is more fully described in the Proxy Statement accompanying this Notice.

4. A Member entitled to attend and vote at the Meeting may appoint a proxy or proxies to attend, speak and vote in his, her or its place. A proxy need not be a Member of the Company. To be valid, proxy forms must be deposited with the Company's Registrars, Bank of Ireland, Registration Department, P.O. Box 4044, 4th Floor, Hume House, Ballsbridge, Dublin 4, Ireland not later than 11:00 a.m. on June 4, 1999. Completion of the proxy form does not preclude a Member from attending the Meeting and from speaking and voting thereat.

5. The Register of Directors' Interests and particulars of directors' transactions in the share capital of the Company and its subsidiary companies required to be kept under section 59 of the Companies Act, 1990 will be available for inspection at the Meeting from 10:45 a.m. until the conclusion of the Meeting. Otherwise they will be open for inspection at the Registered Office of the Company during normal business hours on any weekday (Saturdays, Sundays and Irish Public holidays excluded) from the date of this Notice until the date of the Meeting.

                           YOUR VOTE IS IMPORTANT

     TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE
AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF
 YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A
                                   PROXY.

                       CBT GROUP PUBLIC LIMITED COMPANY
                 THIS PROXY FOR THE ANNUAL GENERAL MEETING IS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned Member of CBT Group PLC, a public limited company organized under the laws of the Republic of Ireland (the "Company"), hereby acknowledges receipt of the Notice of Annual General Meeting of Shareholders and Proxy Statement, each dated May 5, 1999, and hereby appoints William G. McCabe, Gregory M. Priest and Jennifer M. Caldwell, and each of them, proxies and attorneys-in-fact, each with full power of substitution, or
                                                            ------------------
of                  as proxy and attorney in fact (see Note 2 below), on behalf
   ----------------
and in the name of the undersigned, to represent the undersigned at the Company's Annual General Meeting to be held at 11:00 a.m. on June 4, 1999 at Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof and in their discretion upon such other matters as may properly come before the Annual General Meeting.

NOTES:

1. A proxy may (i) vote on a show of hands or on a poll, (ii) demand or join in demanding a poll and (iii) speak at the Annual General Meeting.

2. If it is desired to appoint as proxy any person other than those set forth above, please delete the names set forth above and insert the name and address of your own proxy in the space provided. The alteration should be initialled. A proxy need not be a shareholder of the Company.

3. In the case of a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized.

4. In the case of joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members in respect of the joint holding.

5. To be effective, the proxy form and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of such power or authority must be deposited with the Company's Registrars, Bank of Ireland, Registration Department, P.O. Box 4044, 4th Floor, Hume House, Ballsbridge, Dublin 4, Ireland not less than 48 hours before the time appointed for the holding of the Annual General Meeting or adjourned Annual General Meeting.

6. Any alterations made to this proxy form should be initialled.

7. On a poll a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                           IN THE ENVELOPE PROVIDED.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH BELOW AND AS SAID PROXIES DEEM APPROPRIATE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION FOR ANY MOTION MADE FOR ADJOURNMENT OF THE ANNUAL GENERAL MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES FOR APPROVAL OF THE PROPOSALS SET FORTH BELOW).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

                                                                      FOR           AGAINST         ABSTAIN
ORDINARY BUSINESS                                                 -------------------------------------------
1A) To re-elect Gregory M. Priest as a director of                    [ ]             [ ]             [ ]
    the Company.
1B) To re-elect John P. Hayes as a director                           [ ]             [ ]             [ ]
    of the Company.
2. To elect James S. Krzywicki as a director of the
   Company.
3. To consider the Company's consolidated financial                   [ ]             [ ]             [ ]
   statements and the reports of the directors and
   auditors for the year ended December 31, 1998.
4. To authorize the directors of the Company to                       [ ]             [ ]             [ ]
   fix the remuneration of the Company's auditors for the
   year ending December 31, 1999.
SPECIAL BUSINESS
5. To amend the Company's Employee Share Purchase                     [ ]             [ ]             [ ]
   Plan to increase the total number of shares reserved
   for issuance thereunder by 1,000,000 Ordinary Shares.

Mark here if you plan      [ ]                  Mark here, and indicate  [ ]
to attend the Annual                            below, for a change of
General Meeting.                                address.


Please sign exactly as name appears below. When shares are held by joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized. If a partnership, please sign in partnership name by authorized person.

Date:                     , 1999
      --------------------

                                        Signature:
                                                  -----------------------------

                                                  -----------------------------
                                                  (Print Name)

Date:                            , 1999
      --------------------------

Signature:
          -----------------------------

          -----------------------------
          (Print Name)

                                       2